SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 14, 2007

RC2 CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-22635	36-4088307
(Commission File Number)	(I.R.S. Employer I.D. Number)

1111 West 22nd Street Suite 320 Oak Brook, Illinois	60523
(Address of Principal Executive Offices)	(Zip Code)

630-573-7200
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        ☐    Written communications pursuant to Rule 425 under the Securities Act
(17 CFR230.425)

        ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

        ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

        ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the
        Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective March 14, 2007, the Board of Directors of RC2 Corporation (the "Corporation") increased the size of the Corporation's Board to twelve directors and appointed Linda A. Huett and Peter J. Henseler as directors of the Corporation. Ms. Huett is expected to serve as a member of the Audit Committee and the Nominating and Corporate Governance Committee. A press release announcing the appointments is attached as Exhibit 99.1 to this report.

Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

      (d)  Exhibits

            The following exhibit is filed herewith:

            Exhibit 99.1 - Press Release of RC2 Corporation, issued March 20, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RC2 CORPORATION
Date:  March 20, 2007
BY  /s/ Jody L. Taylor
      Jody L. Taylor, Chief Financial Officer